UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2004 (October 22, 2004)

THE HOUSTON EXPLORATION COMPANY

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-11899 (Commission File No.)	22-2674487 (IRS Employer Identification No)

1100 Louisiana Street, Suite 2000 Houston, Texas (Address of principal executive offices)	77002-5215 (Zip Code)

(713) 830-6800
(Registrant’s telephone number, including area code)

Not Applicable
(Former names or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
SIGNATURES

Item 1.01. Entry into a Material Definitive Agreement

On October 22, 2004, The Houston Exploration Company (the “Company”) issued to each executive officer, pursuant to his existing employment agreement with the Company, a combination of restricted stock and stock options pursuant to the 2004 Long-Term Incentive Plan. Awards were made to the following executive officers at a grant price of $59.16 per share:

Name	Restricted Stock	Stock Options
William G. Hargett	13,000	27,000
Charles W. Adcock	4,000	9,000
John H. Karnes	5,000	11,000
Timothy R. Lindsey	3,000	5,000
Steven L. Mueller	4,000	9,000
Tracey Price	2,000	5,000
Roger B. Rice	3,000	6,000
Thomas E. Schwartz	3,000	5,000
James F. Westmoreland	2,000	5,000

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 27, 2004	THE HOUSTON EXPLORATION COMPANY
	By:	/s/ JAMES F. WESTMORELAND
James F. Westmoreland
Vice President and Chief Accounting Officer

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